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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 27, 2001

                                 CELLPOINT INC.
             (Exact Name of Registrant as Specified in Its Charter)

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
           NEVADA                      0-25205                52-2032380
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
     of Incorporation)              File Number)         Identification No.)
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   3000 HILLSWOOD DRIVE, HILLSWOOD BUSINESS PARK, CHERTSEY, SURREY KT16 ORS,
                                    ENGLAND
              (Address of Principal Executive Offices) (Zip Code)

    Registrant's telephone number, including area code: 011 44 1932 895 310

             _____________________________________________________
          Former name or former address, if changed since last report

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ITEM 5. OTHER EVENTS.

    In January, CellPoint Inc. (the "Company") was approved for a secondary listing on the O-List at the OM Stockholm Exchange. In connection with such listing, each holder of Company's common-stock, par value $0.001 per share (the "Common Stock"), has the opportunity to exchange his, her or its shares of Common Stock for Swedish Depository Receipts ("SDR's") that represent such shares. The SDR's will trade only on the OM Stockholm Exchange. Concurrent with the filing of this Current Report on Form 8-K, the Company is sending to each holder of its Common Stock information regarding the SDR's and the procedures for the voluntary exchange of his, her or its shares of Common Stock for SDR's. Beginning on February 28, 2001, detailed information is also available on the Company's website: at www.cellpoint.com.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a) Financial Statements

        Not applicable.

    (b) PRO FORMA Financial Statements

        Not applicable.

    (c) Exhibits

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
Exhibit 99.1 Press Release entitled "CellPoint's Application Approved for the Stockholm Exchange," issued on February 1, 2001.

Exhibit 99.2 Press Release entitled "CellPoint's Swedish Listing Draws Near--Detailed Information Available on Website," issued on February 27, 2001.
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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

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
                                                       CELLPOINT INC.

                                                       By   /s/ PETER HENRICSSON
                                                            -----------------------------------------
                                                            Peter Henricsson
                                                            President
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Date: February 27, 2001